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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 2 to Form S-4 of North Fork Bancorporation, Inc. of our report dated July 21, 1999 included in North Fork Bancorporation, Inc.'s Form 8-K dated December 29, 1999 and to all references to our Firm included in this Registration Statement.

/s/ Arthur Andersen LLP

New York, New York
May 4, 2000